AMENDMENT TWO
                                     to the
                           RUNTIME SUBLICENSE ADDENDUM
                                     to the
                       BUSINESS ALLIANCE PROGRAM AGREEMENT
                                     between
                               FILENET CORPORATION
                                       and
                               ORACLE CORPORATION

This  document  ("Amendment  Two") shall  serve to amend the Runtime  Sublicense
Addendum between Filenet Corporation (the "Alliance Member") and Oracle Corporation ("Oracle") dated July 1, 1996 (the "Addendum"). The Addendum and this Amendment Two are governed by the terms of the Business Alliance between the Alliance Member and Oracle dated July 1, 1996 (the "Agreement").

The Addendum is amended as follows:

1. Notwithstanding any provision to the contrary in the Addendum and the Agreement, the Alliance Member shall have the right for five (5) years from the Effective Date of this Amendment One to the Sublicense to State Farm (the "Sublicensee") only, for installation in the Territory as defined in the Addendum, Runtime versions of the Programs listed below (the "Program Set") to be used by Concurrent Devices of such Sublicensee in conjunction with the Alliance Member's Application Program in the Alliance Member's Image Management System Application Package ("Image Management System"). Image Management System is described in the Application Package Attachment attached hereto. For each Sublicense of the Program Set granted pursuant to this Amendment, the Alliance Member shall pay to Oracle a Sublicense Fee of $xx per Concurrent Device subject to the minimum User Levels as specified in the Oracle Price List.

     Program Set
     Oracle7 Server

2. For up to five (5) years from the Effective Date of this Amendment One, if, as a result of adjustments to the then current Oracle price List or from future negotiations between the parties, the license price of the Program Set as specified in the then current Oracle Price List falls below the $xx per Concurrent Device, the price the Alliance Member shall pay to Oracle for such Sublicenses of the Program Set shall be at such lower license price, and the Alliance Member shall not receive any refund or credits of any kind.

Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged and in full force and effect.

The Effective Date of this Amendment Two is December 31, 1996.

FILENET CORPORATION                        ORACLE CORPORATION

By:     /s/                                By:        /s/
        ----------------------------                  --------------------------
Name:   William Kreidler                   Name:      Monica M. Murnane
        ----------------------------                  --------------------------
Title:  V. P.  Operations                  Title:     Manager - West Region
        ----------------------------                  Alliance Sales Support
                                                      --------------------------

                                 AMENDMENT THREE
                                     to the
                           RUNTIME SUBLICENSE ADDENDUM
                                     to the
                       BUSINESS ALLIANCE PROGRAM AGREEMENT
                                     between
                               FILENET CORPORATION
                                       and
                               ORACLE CORPORATION

This document ("Amendment Three") shall serve to amend the Runtime Sublicense Addendum between Filenet Corporation (the "Alliance Member") and Oracle Corporation ("Oracle") dated July 1, 1996 (the "Addendum"). The Addendum and this Amendment Three are governed by the terms of the Business Alliance between the Alliance Member and Oracle dated July 1, 1996 (the "Agreement").

The Addendum is amended as follows:

1. "The parties agree that the Alliance Member has the right to Sublicense to State Farm (the "Sublicensee") Full Use and Runtime versions of Oracle7 Server subject to the terms and conditions of the Agreement. Pursuant to this Amendment Three, Alliance Member may grant to the Sublicense the right to use and install Full Use and Runtime licenses of Oracle7 Server on the same hardware, provide that: (i) Alliance Member pays to Oracle all applicable Full Use and Runtime Sublicense fees as required by the
     Agreement; (ii) Sublicensee shall only use Full Use licenses of Oracle7 Server to build or modify reports or applications, alone or in conjunction with the third-party program by BMC entitled "Patrol", and (iii) Sublicensee's Users may not use Runtime licenses of Oracle7 Server to run modified versions of the Alliance Member's Application Package."

2. In Section 2.1, delete the first sentence and replace it with the following:

     "For each copy of the Programs Sublicensed by the Alliance Member or its Distributor in the Application Package, the Alliance Member agrees to pay Oracle a Sublicense fee equal to xx% of the applicable license fee for each Oracle Server-Enterprise Edition Program, xx% of the applicable license fee for each Oracle Server Program, and xx% of the applicable license fee for any other Program, as specified in the applicable Price List and Alliance Member Price List supplement to such Price List in effect at the time the applicable Programs are Sublicensed.

Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged and in full force and effect.

The Effective Date of this Amendment Three is ________________, 1997.

FILENET CORPORATION                        ORACLE CORPORATION

By:     /s/                                By:        /s/
        ----------------------------                  --------------------------
Name:   W. Kreidler                        Name:      Jason P. Jang
        ----------------------------                  --------------------------
Title:  Sr. Vice President                 Title:     Contract Specialist
        ----------------------------                  --------------------------

                                 AMENDMENT FOUR
                                     to the
                           RUNTIME SUBLICENSE ADDENDUM
                                     to the
                       BUSINESS ALLIANCE PROGRAM AGREEMENT
                                     between
                               FILENET CORPORATION
                                       and
                               ORACLE CORPORATION


This document ("Amendment Four") shall serve to amend the Runtime Sublicense Addendum between Filenet Corporation (the "Alliance Member") and Oracle Corporation ("Oracle") dated July 1, 1996 (the "Addendum"). The Addendum and this Amendment Four are governed by the terms of the Business Alliance between the Alliance Member and Oracle dated July 1, 1996 (the "Agreement").

The Addendum is amended as follows:

1. The Alliance Member shall have the right, for ninety (90) days from the Effective Date of this Amendment Four, to Sublease Oracle7 Server in conjunction with the Alliance Member's Application Package "Image Management System (IMS)" to Sublicenses who currently have a valid license for "Image Management System (IMS)" running on a Sybase database. The Sublicense fee for each User of Oracle 7 Server sublicensed under this Amendment Four shall be $xx.

Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged and in full force and effect.

The Effective Date of this Amendment Four is ________________, 1997.

FILENET CORPORATION                         ORACLE CORPORATION

By:     /s/                                 By:        /s/
        -----------------------------                  -------------------------
Name:   W. Kreidler                         Name:      Jason P. Jang
        -----------------------------                  -------------------------
Title:  Sr. Vice President                  Title:     Contract Specialist
        -----------------------------                  -------------------------

                                 AMENDMENT FIVE
                                     to the
                           RUNTIME SUBLICENSE ADDENDUM
                                     to the
                       BUSINESS ALLIANCE PROGRAM AGREEMENT
                                     between
                               FILENET CORPORATION
                                       and
                               ORACLE CORPORATION

This document ("Amendment Five") shall serve to amend the Runtime Sublicense Addendum between Filenet Corporation (the "Alliance Member") and Oracle Corporation ("Oracle") dated July 1, 1996 (the "Addendum"). The Addendum and this Amendment Five are governed by the terms of the Business Alliance between the Alliance Member and Oracle dated July 1, 1996 (the "Agreement").

The Addendum is amended as follows:

1. The Alliance Member shall have the right, until 1 year from the Effective Date of this Amendment Five or the end of the Term of the Addendum, whichever is earlier, to Sublicense the Runtime Program Oracle7 Server ("Oracle7 Server") in conjunction with the Alliance Member's Application Package "IMS" to Sublicenses who currently have a valid license for "IMS" running on the following operating systems and/or databases in order to replace such operating systems and/or databases with Oracle7 server:

     IIBM AS400
     IBM MVS DB2
     Optica Gupta/Proprietary
     WANG WIIS/PACE
     WANG Open Image
     Viewstar Gupta
     Viewstar Sybase
     Plexus Informix

     The Sublicense fee for each User of Oracle7 Server Sublicense under this Amendment Five shall be $xx for Sublicenses installed within the United States and $xx for Sublicenses installed outside of the United States in the Territory (as defined in Amendment One to the Addendum dated July 1,
     1996).

Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged and in full force and effect.

The Effective Date of this Amendment Five is ________________, 1997.

FILENET CORPORATION                               ORACLE CORPORATION

By:     /s/                                       By:     /s/
        ---------------------------------                 ----------------------
Name:   William Kreidler                          Name:   Jason P. Jang
        ---------------------------------                 ----------------------
Title:  Sr. Vice President,                       Title:  Contract Specialist
        ---------------------------------                 ----------------------
        Customer Support and Operations

                                  AMENDMENT SIX
                                     to the
                          RUNTIME SUBLICENSE ADEDENDUM
                                     to the
                       BUSINESS ALLIANCE PROGRAM AGREEMENT
                                     between
                               FILENET CORPORATION
                                       and
                               ORACLE CORPORATION


This document ("Amendment Six") shall serve to amend the Runtime Sublicense Addendum dated July 1, 1996 ("the Addendum") to the Business Alliance Program Agreement between Filenet Corporation (the "Alliance Member") and Oracle Corporation ("Oracle") dated July 1, 1996 (the "Agreement").

The parties shall agree to amend the Addendum as follows:

1. During the Term of the Addendum, the Alliance Member shall have the right to market and grant Sublicense of the Runtime versions of the Programs set forth below for use on Designated Systems in the Territory in conjunction with the Alliance Member's Document Services ("DS") Application Program and/or the Alliance Member's Integrated Document Management Services ("IDMS") Application Program pursuant to the terms of the Addendum and this Amendment. The DS Application Package Attachments attached hereto as Exhibit A. The Application Package Attachments attached herein as Exhibit A shall be deemed added to the Agreement and the Application Programs identified in such Addendum shall be included in the term "Application Program" as defined in the Agreement.

     Programs
     Oracle 7/8 Server (NT)
     Oracle 7/8 Server, Enterprise Edition (Unix)

2. After the first paragraph of Section 2.2 insert the following new paragraph:

           "All Sublicense fees for Sublicenses installed outside the United States shall be based on the standard list license fees for the Programs as set forth on the Oracle' Global Price List."

3. Notwithstanding, any other provision of the Addendum, including, without limitation, Section 2.3, the parties agree that the Alliance Member shall have the right to Sublicense the Runtime version of the Oracle Server Program with the DS Application Program and/or the IDMS Application Program based on the maximum number of authorized Simultaneous Logged-On Users for the applicable Application Package for installed on the applicable Designated System. For the purposes of Sublicensing under this Amendment, all references to Users in the Agreement of the Addendum shall be deemed to refer to Simultaneous Logged-On Users.

     "Simultaneous Logged-On Users" shall mean: the maximum number of input devices accessing Filenet's IDMS Application Package or DS Application Package at any given point in time. If multiplexing software or hardware (e.g. a TP monitor, webserver product) is used, this number must be measured at the multiplexing front-end.

     Notwithstanding anything to the contrary, the user minimums for the Oracle Programs, stated in the table in section 1 of this Amendment licensed by the Alliance Member as part of the Application Package shall be changed from 8 Concurrent users to 5 Simultaneous Logged on Users.

4. Delete the body of Section 4 in its entirety and insert the following:

     4.  TERRITORY
         The  Alliance   Member  shall  have  the  right  to  market  and  grant
     Sublicenses of Programs in the Application Package in all countries worldwide (the "Territory"), subject to the terms of this Section.
         Oracle may from time to time deny the Alliance Member the right to Sublicense in certain countries in the Territory in order to protect Oracle's interests if, in the reasonable opinion of Oracle's counsel, such countries (i) do not provide for Oracle's proprietary rights through copyright, trade secret, patent, or other laws; or (ii) have laws or regulations or the government has committed acts which in the opinion of Oracle's counsel, are injurious to Oracle's interest in the Programs.
         The Alliance member acknowledges that the Programs are subject to export controls imposed on Oracle and the Alliance Member by the U.S. Export Administration Act, United States Departments of Commerce, Treasury, and State regulations and directives, and other United States law ("Export laws"). The Alliance Member certifies that neither the Programs nor any direct product thereof are (i) exported, directly or indirectly, in violation of Export laws; or (ii) are intended to be used for any purposes prohibited by the Export laws, including, without limitation, nuclear, chemical, or biological weapons proliferation. Furthermore, the Alliance Member shall not transfer the Programs outside of the territory for which the Alliance Member has sublicense rights under this Agreement.
         The Alliance Member warrants that neither it nor its Distributors will grant Sublicenses in or ship any Programs to a country until it (or the Distributor) has completed all necessary government formalities in such country and upon reasonable request by Oracle, the Alliance Member (or its Distributor) provides evidence of completion of such formalities to Oracle. The Alliance Member will indemnify Oracle for any losses, costs, liability, and damages incurred by Oracle as a result of a failure by the Alliance Member or its Distributors to comply with the necessary government requirements in any country. The obligation under this Section shall survive the expiration or termination of this Addendum. Upon Oracle's reasonable request, the Alliance Member shall make records available to Oracle to allow to confirm the Alliance Member's compliance with this Section.

5. Notwithstanding any other provision in the Addendum, for each copy of the Oracle Server Runtime Programs Sublicensed by the Alliance Member or its Distributor in the DS Application Package or the IDMS Application Package for use in the Territory, the Alliance Member agrees to pay Oracle a Sublicense fee per each authorized Simultaneous Logged-On Users for the applicable Application Package as specified below based on the applicable operating system for the Designated System:

     Application Package            Operating System        Sublicense Fee
     IDMS Application Package       Unix                    $xx
                                    NT                      $xx

     Application Package            Operating System        Sublicense Fee
     DS Application Package         Unix                    $xx
                                    NT                      $xx

6. In addition, Alliance Member will provide quarterly reports to Oracle Alliances, detailing Oracle's marketshare versus non-Oracle databases for Alliance Member's Application Packages.

7. Upgrades from Filenet's IMS to IDMS Application Package for Sublicenses will be provided at no charge provided, (a) The same number of users are upgraded between Filenet's IMS and IDMS Application Package, (b) All royalties have been reported and are paid in full for the IMS users being upgraded and (c) The end users are currently being supported by Filenet for all Runtime Sublicenses.


Other than the modifications set forth above, the terms and conditions of the Addendum and the Agreement remain unchanged and in full force and effect.

The Effective Date of this Amendment Six is October 16, 1998.

FILENET CORPORATION                               ORACLE CORPORATION

By:     /s/                                   By:     /s/
        -------------------------------               --------------------------
Name:   W. Kreidler                           Name:   Nick Marquis
        -------------------------------               --------------------------
Title:  Sr. Vice President,                   Title:  Manager,
        -------------------------------               --------------------------
        Worldwide Services & Operations               Alliances Sales Support